                                                                    EXHIBIT 10.4

Existing Lease Abstract

Building:                   45-18 Court Square

Lease Date:                 March 27, 1997

Landlord:                   45-18 Court Square, LLC

Tenant:                     Coaxicom, Inc. (Community Networks)

Premises:                   Part of the fifth floor (Suite 502)

Rentable Area:              2,900 RSF

Lease Term:                 3 year

Lease Commencement:         May 1, 1997

Lease Expiration:           April 30, 2000

Rent Commencement:          May 1, 1997

Base Rent:                  Year one - $38,000 per annum ($3,166.67 per month)

                            Year two - $39,000 per annum ($3,250.00 per month)

                            Year three - $40,000 per annum ($3,333.33 per month)

Electricity:                Landlord contracts directly with the public utility
                            company for electric service. Tenant is responsible for the cost of such electric service. Landlord had the right, prior to the Commencement Date, to install a sub-meter to measure the Tenant's electric usage.

Real Estate Taxes:          Tenant shall pay their proportionate share of Real
                            Estate Taxes over and above a base year. The Base
                            Tax Year shall mean the fiscal year commencing July
                            1, 1996 and ending July 30, 1997. The Tax Year shall mean any year commencing July 1/st/ and ending June
                            30/th/. The Tenant's proportionate share equals
                            2.2%.

Operating Expense:          Tenant shall pay their proportionate share of
                            Operating Expenses over and above a base year. The
                            Base Year for Operating Expenses shall be the calendar year 1997. Tenant shall pay 2.2% of the increase in Operating Expenses over the Base Year.

Tenant's Proportionate
Share (for above):          2.2%

Security Deposit:           $6,666.66

Use:                        General Office Use

Sublet/Assignment:          Cannot assign the lease without prior written
                            consent of owner, which may be withheld for any reason or for no reason whatsoever.

Termination Option(s):      If Tenant has notified the Landlord in writing via
                            certified mail of a need for additional space, but Landlord cannot provide such additional space within the building, Tenant will have the option to terminate this lease upon thirty (30) days written notice.

Expansion Option(s):        See Termination Option

Right of First Refusal:     N/A

Renewal Option(s):          N/A

Holdover:                   Tenant shall have no right to remain in possession
                            of the Demised Premises after the expiration of the term. If the Tenant remains in possession of the Demised Premises with the expressed or implied consent of Owner, such tenancy will be deemed a periodic tenancy from month to month. Monthly rent will be increased to one-half (l/2) of the sum of the Minimum Annual Rent plus all additional rentals payable during the last year of the term, and any other sums due for additional rent under this Lease and will be payable in the amount and at the times specified in this Lease.

                              [LOGO APPEARS HERE]

                           [LETTERHEAD APPEARS HERE]


January 17, 2000


Mr. Scott Matukas
Broadview Networks
45-18 Court Square
Long Island City, NY 11101

RE: 45-18 Court Square, Suite 502
    Long Island City, NY 11101

Dear Scott:

Enclosed please find letter which will act as a Memo of Understanding for the month-to-month lease on Suite 502.

In the absence of any questions, please initial all pages of this Memo of Understanding and sign where indicated. Please return to me by Fax and an original by mail together with a check in the amount of $12,961.25. The breakdown is as follows:

First month's rent                                          $ 6,040.00
Security                                                      6,040.00
Estimated electric usage (l/15-1/31/2000)                       700.00*
Cleaning (l/15-l/31/2000)                                       181.25
                                                            ----------
Total Due                                                   $12,961.25

*Electric usage estimated at $1,400 as has been done previously with Suite 502.

If You have any questions, please do not hesitate to contact either myself or Katherine of my office.

Very truly Yours

Alan. Zaretsky
45-18 COURT SQUARE LLC

kk

Enc.

Via Fax (718-706-9575)
    and Regular Mail

                           [LETTERHEAD APPEARS HERE]


January 18, 2000


Mr. Scott Matukas
Broadview Networks
45-18 Court Square
Long Island City, NY 11101

RE: Suite 502
    45-18 Court Square, Long Island City

Dear Scott:

Per your request I am pleased to offer you a short term lease for the above referenced space. Below please find the changes to the existing lease which terminated as of September 30, 1999:

1. The rental term shall commence February 1, 2000 but be adjusted for rent payment effective January 15, 2000 and continue on a Month-to-Month basis to no later then January 31, 2001 (no longer than a twelve month period).

2. Paragraph 40 will be deleted and replaced with the following terms:
   A. Possession shall be deemed delivered as of January 15, 2000.
   B. Left Blank Intentionally.
   C. The minimum rent per month shall be Six thousand forty dollars and ($6,040.00)no cents.
   E. Shall remain the same as the original lease.
   F. The rent shall be $6,040.00.

3. Paragraph 41 the security deposit and reference to same shall be $6,040.00, one full month's security.

4. Paragraph 43 shall be eliminated in its entirety and replace with "Space shall be taken as is".

5. Paragraph 44 electric usage. Tenant shall pay for electric usage at same rate charged to Landlord by the utility company plus a five (5%) percent administrative fee.

6. Paragraph 63 shall be changed to read no broker. Broadview Networks shall indemnify Landlord from any and all broker claims other then Aegis Realty.

January 18, 2000
Mr. Scott Matukas
Broadview Networks
Page 2

RE: Suite 502
    45-18 Court Square, Long Island City

 7. Paragraph 83 the Base Year for Taxes shall be the fiscal year July 1, 2000 through June 30, 2001.

 8. Paragraph 84 the Base Year for Operating Escalation shall be the Calendar Year 2000.

 9. Paragraph 92 shall be deleted in its entirety.

10. Paragraph 99 is modified indicating that the initial entry access cards have already been supplied to Tenant.

11. Paragraph 101 is deleted in its entirety.

12. Paragraph 104 is modified to read the first month's rent in the amount of $6,040.00 and one month's security in the amount of $6,040.00.

A minimum of sixty (60) days written notice of termination by Broadview Networks via certified mail return receipt will be required prior to cancellation. However, the terms of this short term lease will expire no later then January 31, 2001 without any required written notice.

If the above offer is acceptable to you, please sign both copies of this letter and return one original to my offices together with the checks for the first month's rent and one month security as soon as possible.

Upon its signing, this letter shall act as a short term lease, as modified above, with all other terms and conditions of the original lease dated March 27, 1997 together with all Riders attached to said Lease.

Very truly yours,


Alan Zaretsky                                Agreed to:
45-18 COURT SQUARE LLC

kk                                           Scott Matukas            1/18/00
                                             --------------------------------
Via Fax (718-706-9575)                       Scott Matukas             Dated
    and Regular Mail                         Broadview Networks

                           [LETTERHEAD APPEARS HERE]


December 3, 1999


Mr. Scott Matukas
Broadview Networks
45-18 Court Square
White Plains, NY 10601

RE: Suite 502
    45-18 Court Square
    Long Island City, NY 11101

Dear Scott:

Please be advised that per your request I am pleased to offer you the following two alternatives regarding temporary/short term lease for Suite 502 at the above referenced premises:

1.   One Year Lease commencing immediately.
     Base Rent: $5,555.00
     Electric at cost (estimated at $1,000 per month) plus a five percent administrative fee, electricity to be adjusted monthly based upon reading of meters by Utility Programs and Metering, Inc.
     Cleaning at building standard rate ($1.50 per square foot).
     No renewal options, no escalations (Operating and Taxes)

2.   Month-to-Month:
     Base Rent: $6,040 per month for a maximum of 12 months.
     Electric at cost (estimated at $1,000 per month) plus a five percent administrative fee, electricity to be adjusted monthly based upon reading of meters by Utility Programs and Metering, Inc.
     Cleaning at building standard rate ($1.50 per square foot).
     A minimum of 60 days written notice of termination by Broadview Networks via certified mail return receipt will be required prior to cancellation.

As you are aware, this is the only vacant space I have left in my building at this time. Accordingly, If you wish to utilize this space, I must receive an answer from you within the next five days.

December 3, 1999
Mr. Scott Matukas
Broadview Networks
Page 2


RE: Suite 502
    45-18 Court Square
    Long Island City


In addition, please forward to my office proper evidence of the name change to Broadview Networks and please have the appropriate individual sign the attached letter confirming the obligation of Broadview Networks for all leases at 45-l8 Court Square.

Finally, per our discussion and agreement please forward a check in the amount of $6,500 for the work performed by Tando Electric pertaining to the installation of your electric system contained within the furniture ordered by your company. I am still reviewing the charge of $2,500 by Barry Milowitz to your office and will advise you under separate cover of the status of same.

Your immediate attention to the above matters will be greatly appreciated and is essential regarding providing you with the additional space that you need at this time.

Very truly yours,

Alan Zaretsky
45-18 COURT SQUARE LLC

kk

Enc.

Via Fax (718-706-9575)
    And Regular Mail

================================================================================
                          STANDARD FORM OF OFFICE LEASE
                    The Real Estate Board of New York, Inc.
================================================================================

Agreement of Lease, made as of this 27th day of March 1997, between 45-18 Court Square, LLC having an office at 60 Morrow Ave., Scarsdale, New York 10583 party of the first part, hereinafter referred to as OWNER, and Coaxicom, Inc. (dba Community Telephone)


                    party of the second part, hereinafter referred to as TENANT,
Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner approximately 2,900 rentable sq. ft. on the fifth floor as per the attached plan designated Suite 502 in the building known as 45-18 Court Square in the Borough of Queens, City of New York, for the term of three (3) years

(or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of May nineteen hundred and 97, and to end on the
                30th day of April 2000
both dates inclusive, at an annual rental rate of

See Rider annexed, Article 40.

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest. Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent      1. Tenant shall pay the rent as above and as hereinafter provided.
Occupancy 2. Tenant shall use and occupy demised premises for general offices and for no other purpose.

Tenant Alterations:

3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claim or to have been done, or, materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right therein and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance and Repairs

4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at Law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning:

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:

6. Prior to the commencement of the lease term, if Tenant is then in possession, and all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by security bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect for the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of the lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lesson or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Property - Loss, Damage, Reimbursement, Indemnity:

8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other Tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligation, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys' fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence of improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licenses Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

9. (a) if the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall commence in full force and effect except as hereinafter set forth
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and
(c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration, by removing from the premises as promptly as reasonably possible, all of Tenants salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law. Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired Term of said lease and assigns to Owner, Tenant's entire interest in any such award.

Assignment, Mortgage, Etc.:

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under Tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant or the acceptance of the assignee, under Tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other Tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the

------------------
Rider to be added if necessary.

same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitations or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.


Vault, Vault Space, Area:

14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or areas shall be paid by Tenant.


Occupancy:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.


Bankruptcy:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due thereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof, be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceeding in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.


Default:

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; of if the demised premises become vacant or deserted; of if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be takess or occupied by someone other than Tenant; or if this lease be rejected under SS215 of Title II of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, of if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.


Remedies of Owner and Waiver of Redemption:

18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any months shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.


Fees and Expenses:

19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.


Building Alterations and Management:

20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefore to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.


No Representations by Owner:

21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected on the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enhancement of the change, modification, discharge or abandonment is sought.

End of Term:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 11 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 221a of the New York Real Property Law.

No Waiver:

25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

Inability to Perform:

27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices:

28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first herein-above given or at such other address as Owner shall designate by written notice.

Services Provided by Owners:

29. As long as Tenant is not in default under any of the covenants of this lease, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) if the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually-operated elevator service, Owner at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

Captions:

30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:

31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, boothblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building, or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof). Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

                             RIDER ANNEXED TO LEASE
                              DATED MARCH 27, 1997
                                 BY AND BETWEEN
                      45-18 COURT SQUARE, LIC, AS LANDLORD
                                      AND
              COAXICOM, INC. (DBA COMMUNITY TELEPHONE), AS TENANT

Landlord is defined as 45--18 Court Square, LLC, its partners, and successors in interest.

40. Minimum Annual Rent
    -------------------

   A. Possession of the Demised Premises shall be deemed to have been delivered upon delivery of keys by Landlord to Tenant at the address earlier set forth, the premises to be broom clean and May 1, 1997 or upon substantial completion as hereinafter set forth (hereinafter the "Possession Delivery Date").

   B.  Left Blank Intentionally

   C. Tenant covenants and agrees to pay to Landlord as Minimum Annual Rent on the first day of each month during the term hereof, the following sums:

       (i) Year 1 -- Thirty--eight thousand dollars ($38,000) and no cents per annum, payable in equal monthly installments of Three thousand one hundred sixty-six dollars and ($3,166.67) sixty-seven cents per month.

       (ii) Year 2 -- Thirty-nine thousand dollars ($39,000) and no cents per annum, payable in equal monthly installments of Three thousand two hundred fifty dollars and ($3,250.00) no cents per month.

       (iii) Year 3 -- Forty thousand dollars ($40,000) and no cents per annum, payable in equal monthly installments of Three thousand three hundred thirty-three dollars and ($3,333.33) thirty-three cents per month.

   D.  Rent due for partial month(s) shall be prorated.

   E. The above annual sums shall be paid in equal monthly installments, in advance, on the first day of each month during said term at the office of Owner or at such other place as Owner may designate, without offset or deduction whatsoever.

   F. Tenant shall pay the first month's rent, in the sum of $3,166.67 upon the execution of this lease, the receipt of which is hereby acknowledged. The payment of the first month's rent will be applied to the first full month following expiration of the abatement period.


41. Security Deposit
    ----------------

    Simultaneous with entry into possession of the Demised Premises, Tenant shall deposit with Owner the sum of $6,666.66 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum to which Tenant is in default or for any sum which Owner may expend or may be required by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. Within thirty (30) days after receipt of written notice that Owner has made application of all or any part of the said security deposit, Tenant shall deposit with Owner such additional funds as are necessary to restore the security deposit to its original amount. In the event that Tenant shall fully and faithfully comply with all of the non-monetary terms, provisions, covenants and conditions of this Lease, the security not required to cure any monetary default or otherwise deducted as a result of the physical condition of the premises shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the Demised Premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the Demised Premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that, other than in connection with a valid disposition of this Lease in compliance with the terms of Article 64 hereof, it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successor or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

    Tenant shall, at all times, maintain a rent security deposit equal to two
    (2) month's rent. On each base rent increase date, Owner shall invoice Tenant for, and Tenant shall deposit, such further sums with Owner as are necessary to satisfy this obligation.

42. Restrictions on Use of the Demised Premises
    -------------------------------------------

    A. Subject to the provisions of this Lease, Tenant shall use the Demised Premises only as offices in accordance with the Certificate of Occupancy and for no other purposes.

    B. Tenant shall not use or permit the use of the Demised Premises or any part thereof in any way that would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or for any unlawful purpose or in any unlawful manner or in violation of the Certificate of Occupancy for the Demised Premises or the Building, and Tenant shall not suffer or permit the Demised Premises or any part thereof to be used in any manner or for anything to be done therein or anything to be brought into or be kept therein that, in the judgment of Owner, shall in any way threaten to impair or adversely affect the character, reputation or appearance of the Building, the proper and economical operation of the Building or any systems, facilities or services used to operate or clean all or any part of the Building or the Demised Premises, or the use of any of the areas of the Building by Owner or any of the other Tenants or occupants of the Building. Tenant shall not install or use any equipment that, in the judgment of Landlord, could cause any adverse effect on the Demised Premises, the Building and/or the comfort and convenience of other Tenants and occupants of the Building.

43. Landlord shall construct offices in accordance with the attached layout drawn by Milowitz Group, all finishes to building standard and in accordance with Building Codes. Any additions/changes required by Tenant must be agreed to in writing by both parties and shall be at Tenant's sole cost to be paid upon written agreement.

    A. Landlord shall supply and install carpet and base at Landlord's cost. Tenant shall have option of choosing carpet from Landlord's samples.

    B. Landlord shall supply six foot high movable partitions sufficient to create five additional offices of approximately 10' X 10'. Owner will allow tenant to participate in selection of partitions. Partitions shall at all time remain the property of Landlord. Tenant to be responsible for damages beyond normal wear and tear.

    C. Any work performed by Tenant or Tenant's contractors shall be performed in a good and workmanlike manner and shall comply with all rules and regulations of all Governmental Authorities having jurisdiction therein.

        If Tenant is providing build-out of space or makes any alterations to the space, the following paragraphs apply:

     D. Tenant, or any contractor or contractors employed by Tenant, or any other persons who will do work or install equipment for Tenant, shall be fully covered by Workmen's Compensation Insurance, and the Certificate by Tenant or any such contractor or persons as aforesaid. Tenant further covenants, at its own cost and expense, to take out and maintain at all times during the progress of such work and until completion thereof, public liability insurance policies covering Owner in compliance with the limits and such other conditions as set forth in Article 49 hereof, and certificates evidencing the policies shall be delivered to Owner prior to the commencement of any work hereunder.

     E. Tenant's contracts with its contractors and/or other persons who will perform work for the Tenant shall require said persons to look solely to the Tenant for payment and will hold Owner and the Building free from all liens and claims of all persons furnishing labor or materials therefor.

     F. Subject to the provisions of this Article, any and all machinery, equipment and fixtures installed by Tenant, which are not replacements of fixtures either furnished by Owner as part of Owner's work or pre-existing in the Demised Premises at the time of the commencement of this Lease (sometimes herein referred to as "Tenant's Property") shall remain personally, notwithstanding the fact that it may be affixed or attached to the realty, and shall, during the term of this Lease or any extension thereof, belong to and be removable by Tenant, provided that (a) Tenant shall remove said installations prior to the expiration of such term, and shall repair any damage caused by said removal and shall deliver the Demised Premises to Owner in the same, or better condition, as upon the commencement of the term hereof, reasonable wear and tear excepted. Prior to the expiration of the term or sooner termination thereof, Tenant shall at its own cost and expense remove, from the Demised Premises, all of Tenant's property, except such items thereof as Tenant shall have expressly agreed in writing with Owner are to become the property of the Owner and Tenant shall repair any damage to the Demised Premises resulting from such removal. Any Tenant's property remaining in the Demised

        Premises after termination of this Lease (except such items as Owner and Tenant have expressly agreed in writing are to remain and become the property of Owner) shall be deemed to have been abandoned by Tenant or any sub-Tenant and either may be retained by Owner as its property or may be removed from the premises by Owner at Tenant's expense.

    G. Machinery, fixtures, chattels or equipment, if any, furnished or installed by Tenant, the cost of which is borne by Owner, shall become the property of Owner upon payment therefor by Owner, or reimbursement of Tenant by Owner, as the case may be, and shall not be removed by Tenant. Anything herein contained to the contrary notwithstanding, it is understood and agreed that all structural improvements, all plumbing lines and equipment (other than fixtures), all electrical wiring, conduit and equipment (other than free-standing lighting fixtures), all heating and ventilating installations made by Tenant, whether with or without contribution or reimbursement by Owner, shall forthwith become part of the Building and property of Owner.

        Tenant's failure to comply with any of the items and conditions of this Article will be deemed a default pursuant to Article 17 hereof.

44. Utilities
    ---------

    A.  Electricity Service
        -------------------

        (1) Landlord shall contract directly with the public utility company for electric service for the Demised Premises. Tenant shall be responsible for the payment of the cost of such electric service. Such electric service may be furnished to Tenant by means of the then existing electrical facilities serving the Premises to the extent that the same are available, suitable and safe for such purposes. Landlord may, prior to the commencement date, install a sub-meter to measure Tenant's electric usage and Tenant shall pay for such electric usage at the same rate charged to Landlord by the utility company.

        (2) Any additional feeders or risers to be installed to supply Tenant's additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers shall be, at Landlord's option, installed by Landlord upon Tenant's request, at the sole cost and expense of Tenant (including a connection fee of Three Hundred

            Fifty Dollars ($350.00) per kilovolt ampere, provided that, in Landlord's reasonable judgment, such additional feeders or risers are necessary and are permissible under applicable laws and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or materially interfere with or disturb other tenants or occupants of the Building. Tenant covenants that, at no time, shall the use of electrical energy in the Premises exceed the capacity of the existing feeders or wiring installations then serving the Premises. Tenant shall not make or perform or permit the making or performance of any alterations to wiring installations or other electrical facilities in or serving the Premises or any additions to the business machines, office equipment or other appliances in the Premises which utilize electrical energy without the prior consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed.

        (3) Landlord shall not be liable to Tenant in any way for any interruption, curtailment or failure, or defect in the supply or character of electricity furnished to the Premises by reason of any requirement, act or omission of Landlord or of any public utility or other company servicing the Building with electricity or for any other reason, except if caused by Landlord's negligence or willful misconduct.

            Landlord reserves the right to estimate electric costs and Tenant specifically agrees to pay estimated costs which shall be confirmed by an outside source no less than twice yearly.

45. Services
    --------

    (1) Cleaning services by Landlord at the additional charges of $1.50 per square foot, to building standards plus actual increases from outside cleaning company. No medical waste shall be removed by Landlord.

    (2) HVAC - Landlord shall install the HVAC system and Landlord shall maintain and repair same during the term of the Lease at the Landlord's sole cost and expense and on the termination of the Lease, Tenant shall deliver the Premises with the HVAC system in working order, free and clear of all liens and encumbrances. Tenant shall pay for electricity for its own cooling, at its sole cost and expense, through the HVAC system.

    (3) Service elevator other than Monday through Friday, 8:00 AM through 4:00 PM, at the rate of $50.00 per hour, subject to 48-hour written notice.

46. Security Agreements
    -------------------

    A. Tenant covenants and agrees that no security agreement, whether by way of conditional bill of sale, chattel, mortgage or instrument of similar import, shall be placed upon any improvement made by Tenant which is affixed to the realty.

    B. In the event that any of the machinery, fixtures, furniture and equipment installed by Tenant in the Demised Premises are purchased or acquired by Tenant subject to a chattel, mortgage, conditional sale agreement or other title retention or security agreement, Tenant undertakes and agrees (1) that no such chattel, mortgage, conditional sales agreement or other title retention or security agreement or Uniform Commercial Code filing statement shall be permitted to be filed as a lien against the building and real property of which the Demised Premises form a part, and (2) to cause to be inserted in any of the above-described title retention, chattel, mortgage or security agreements the following provision:

        "Notwithstanding anything to the contrary herein, this chattel, mortgage, conditional sale agreement, title retention agreement or security agreement shall not create or be filed as a lien against the land, building and improvements comprising the real property in which the goods, machinery, equipment, appliances or other personal property covered hereby are to be located or installed."

    C. If any such lien or UCC financing statement, based on an agreement as above described, is filed against the building and improvements, of which the Demised Premises form a part, Tenant will, upon at least ten
        (10) days' prior written notice thereof from Owner, cause such lien or notice to be removed or discharged at Tenant's cost and expense, and Tenant's failure to do so shall constitute a breach of a material provision of this Lease.

47  Mechanic's Liens
    ----------------

    A. Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien upon the reversion of Owner, the Premises herein Demised or Owner's building and improvements, it being agreed that should Tenant cause any alterations, changes, additional improvements or repairs to be made to the Demised Premises, or material furnished or labor performed therein or thereon, neither Owner for the Demise Premises shall, under any circumstances, be liable for the payment of any expenses incurred or for the value of any such work done or material furnished to the Demised Premises or any part thereof, but all such alterations, changes, additions, improvements and repairs and materials and labor shall be at Tenant's expense and Tenant shall be solely and wholly responsible to contractors, laborers, and materialmen furnishing labor and material to said premises and building, or any part thereof, for or on behalf of Tenant.

    B. Tenant shall not suffer or permit any mechanic's liens to be filed against the fee ownership of the Demised Premises nor against Tenant's leasehold interest in said premises, by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant or to any occupant of the Demised Premises. If any such mechanic's lien shall at any time be filed against the Demised Premises or the building and improvements thereon, Tenant shall, at its own cost and expense, cause the same to be cancelled and discharged of record by surety bond or appropriate cash deposit within thirty (30) days after the date of filing the same and notice thereof to Tenant, and Tenant shall indemnify and save harmless Owner from and against any and all costs, expenses, claims, losses or damages resulting therefrom or by reasons thereof.

    C. Tenant shall also defend on behalf of Owner, at Tenant's sole cost and expense, any action, suit or proceedings which may be brought thereon or for the enforcement of such liens or orders, and Tenant shall pay any damages and satisfy and discharge any judgment entered thereon and save harmless Owner from any claim or damage resulting therefrom.

    D. If Tenant shall fail to discharge such mechanic's lien within such period, then, in addition to any other right or remedy of Owner, Owner may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or bonding, and in any such event, Owner shall be entitled, if Owner so elects, to compel the prosecution of an action for the foreclosure of such mechanic's lien by the lienor and to pay the amount of the judgment, if any, in favor of the lienor, with interest, costs and allowances.

    E. Any amount paid by Owner for any of the aforesaid charges and all reasonable legal and other expenses of Owner, including reasonable counsel fees, in defending any such action in procuring the discharge of said lien, with all necessary disbursements in connection therewith, with interest thereon at the then legal rate of imputed interest from the date of payment, shall be repaid within a period of twenty (20) days after written demand therefor by Owner to Tenant, and may be treated as Additional Rent payable with the next installment of Annual Basic Rent.

    F. Prior to the commencement of any work in the Demised Premises by any general contractor employed by Tenant or by any sub-contractors employed by such general contractor, or sub-contractors employed by Tenant, Tenant shall:

        (1) furnish Owner with Tenant's written statement setting forth the name and business address of the Tenant's general contractor or sub-contractors employed by Tenant;

        (2) obtain and furnish to Owner a written list of all sub-contractors employed or to be employed by Tenant's general contractor and certified by the general contractor

48. Owner's Exculpation/No Recourse
    -------------------------------

    If the Owner or any successor-in-interest be an individual, joint venture, tenancy-in-common, co-partnership, unincorporated association, limited partnership or other unincorporated group of individuals, or a corporation (all of which are referred to below, individually, and collectively, as an "Owner Entity"), then, anything herein to the contrary notwithstanding, Tenant shall look solely to the interest of such Owner Entity in the building in satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Owner, in the event of any default or breach by Owner with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other property or assets of such Owner Entity or any member thereof, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

49. Parties' Certificates
    ---------------------

    The Parties each shall, without charge at any time, and from time to time, within ten (10) days after request by the other, certify to any mortgagee, proposed assignee of any mortgagee, or proposed purchaser or any other person, firm or corporation specified by the requesting party:

    a) That this Lease is unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modifications);

    b) Whether or not there are then existing any set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of the Tenant to be performed or complied with (and, if so, specifying the same); and

    c) The dates, if any, to which the rental and other charges hereunder have been paid in advance.

50. Liability Insurance and Indemnification
    ---------------------------------------

    A.  During the term hereof, Tenant shall, at its own cost and expense:

        1) Obtain, maintain and keep in force, for the benefit of Owner, Managing Agent and Tenant, comprehensive general liability insurance covering the risks in the limits set forth below, on or about the Demised Premises (which shall include Tenant's signs, if any):

            a)  Bodily Injury:

                Each person .......... $1,000,000.00
                Each Occurrence ....... $1,000,000.00

            b)  Property Damage:

                Each Occurrence....... $ 500,000.00

            c) Completed operations and contractual liability with the same bodily injury and property damage limits stated in (a) and (b) above.

            d) Fire and extended coverage for Tenant's fixtures, alterations and inventory in an amount adequate to cover the cost of replacement, but not less than $100,000.00.

     B. Owner and its managing agent, Et-Al Management Corp., shall be named as an additional insured in said policies, as their interests may appear, and shall be protected against all liability occasioned by an occurrence insured against. All said policies of insurance shall be issued by insurance companies reasonably satisfactory to Owner and which are authorized to do business in the State of New York. Tenant shall deliver to Owner the policies of insurance, together with evidence of the payment of premiums thereon within ten (10) days of taking occupancy of the Demised Premises and furnish to Owner at least twenty (20) days prior to the expiration of any such policies, a new policy, with evidence of the payment or premiums thereon. The parties hereto agree that the payment of said premiums may be financed, as long as same are made and kept current. Said policies shall also provide that the insurer will give Owner at least thirty (30) days prior written notice of cancellation of said policy.

     C. Notwithstanding the limits of insurance specified in this Article, Tenant agrees to indemnify Owner, its agents, servants and employees against all damage, loss or liability resulting from any of the risks referred to in this Article. Such indemnification shall operate whether or not Tenant has placed and maintained the insurance specified in this Article and whether or not such proceeds from such insurance actually are collectible from one or more of the insurance companies; provided, however, that Tenant shall be relieved of its obligations of indemnity herein Pro Tanto of the amount actually recovered from one or more of the insurance companies by reason of injury or damage to, or loss sustained on the Premises.

     D. Tenant shall pay all premiums and charges for all of said policies, and if Tenant shall fail to make any payment when due or carry any such policy, Owner may, but shall not be obligated to, make such payment or carry such policy, and the amount paid by Owner, with interest thereon, shall be repaid to Owner by Tenant on demand, and all such amounts so repayable, together with such interest, shall be considered as Additional Rent payable hereunder for the collection of which Owner shall have all of the remedies herein or by law provided for the collection of rent. Payment by Owner of any such premium or the carrying by Owner of any such policy, shall not be deemed to waive or release the default of Tenant with respect thereto.

          Tenant must provide evidence of coverages prior to taking occupancy of leased space.

     E. Tenant acknowledges that Owner will not carry insurance of any kind on Tenant's furniture, furnishings, finishes, or wall coverings and/or fixtures, equipment, and improvements, and agrees that Owner shall not be obligated to repair any damage thereto or to replace the same.

     F. Landlord will maintain same type of liability insurance for all public spaces in building and will indemnify and defend Tenant for events which occur in the buildings common space due to Landlord/Owner's negligence.

51.  Tenant's Conduct of Business
     ----------------------------

     Tenant covenants and agrees:

     A. To do all things necessary to keep the Demised Premises clean, orderly and neat at all times, and to prevent odors, all at Tenant's sole cost and expense, and to conduct its business in a proper manner.

     B. That Tenant shall conduct its operations in the Demised Premises in an orderly and proper manner so as not to annoy, disturb or be offensive to others.

     C. That Tenant shall not, at any time, discharge into the plumbing, sewage or drainage system, any waste materials which will result in the creation of a blockage in said system or otherwise adversely affect the proper and clean maintenance and operation thereof.

     D. That Tenant, at its sole cost and expense, shall provide regular exterminating and pest control services in the Demised Premises at regular intervals, in order to prevent the occurrence of any vermin in or about the Demised Premises.

52.  Adjustment of Rent for Increases in Real Estate Tax
     ---------------------------------------------------

     See Paragraph 83.

53.  Assignment and Sub-letting Provisions
     -------------------------------------

     Tenant may not assign this. Lease under any circumstances without the prior written consent of Owner, which consent may be withheld for any reason or for no reason whatsoever.

54.  Rent Arrears, Etc.: Supplementing Article 25 of the printed form of lease:
     -------------------

     A. Owner, at Owner's option, shall have the right, when Tenant is in default in the payment of Fixed Rent or

     Additional Rent, to demand payment by certified, bank or teller's check, or by postal money order.

B. In the event that any payment under this Lease shall be made in the form of a check from any person, firm or corporation other than the person, firm or corporation named in this Lease, the acceptance of same by Owner shall not, under any circumstances, be deemed recognition of a sub- letting or any assignment of this Lease, regardless of the number of times that such payment shall be made by such other person, firm or corporation.

C. Late Charge. If Tenant shall fail to pay all or any part of any installment of Fixed Rent or Additional Rent for more than ten (10) days after the same shall have become due and payable (including the dishonor of a payment made by check, even if such check was tendered in a timely manner), Tenant shall pay as Additional Rent hereunder to Owner a late charge of six (6) cents for each dollar of the amount of such Fixed Rent or Additional Rent which shall not have been paid to Owner within said ten (10) day period, in addition to any other right or remedy available due to such late payment.

D. In the event that any check paid by or for the benefit of Tenant to Owner is dishonored, Tenant shall pay Owner as Additional Rent hereunder a charge of One Hundred Dollars ($100.00) in addition to any other late charge or right or remedy available due to such dishonored payment.

55.  Additional Rent
     ---------------

     A. All payments, other than Minimum Annual Rent required to be made by Tenant pursuant to this Lease (including, but not limited to, escalation charges, and any and all damages, interest, costs, fees and expenses caused by Tenant's default) shall be deemed additional rent and, in the event of any non--payment thereof, Owner shall have all rights and remedies provided for herein and by law for non--payment of Minimum Annual Rent in addition to whatever other remedies may be available to Owner.

     B. Unless expressly provided otherwise in this Lease, the amount shown as due to Owner (or Owner's agent) in all bills, invoices and statements to Tenant shall be due and payable by Tenant upon receipt without further demand. Any delay or failure of Owner or its agent to prepare and deliver any bill, statement or invoice shall not constitute a waiver of the right to collect any payment which may have become due during the term of this Lease, including without limitation, retroactive payments for any and all amounts unbilled.

     C. All payments of Minimum Annual Rent and additional rent pursuant to this Lease shall be made by Tenant with checks drawn upon a New York City bank. If Owner receives from Tenant any payment less than the full amount of the Minimum Annual Rent and additional rent then due and owing, Tenant hereby waives its right, if any, to designate the items to which such payment shall be applied and agrees that Owner, in its sole discretion, may apply such payment in whole or in part to any Minimum Annual Rent, any additional rent or to any combination thereof then due and payable hereunder.

     D. The losing party in any action or proceeding between Owner and Tenant shall pay the reasonable attorneys' fees, costs and disbursements of the prevailing party for such action or proceeding upon the assignment thereof by the Court or on demand. If a default of Tenant causes Owner to prosecute or defend an action or proceeding with a third party, Tenant shall pay the reasonable attorneys' fees, costs and disbursements of Owner for such action or proceeding on demand. If Owner suffers, pays or incurs any damages, losses, fees or expenses (including without limitation, reasonable attorneys' fees and disbursements) due to a default, act, omission or request of Tenant, Tenant shall pay the total amount thereof to Owner on demand.

     E. If all rent is not paid in full and actually received by Owner within fifteen (15) days after it is due and payable hereunder, Tenant shall pay Owner a late fee of 2% per month as additional rent. However, if the collection of such late fee at the rate specified herein would be usurious or otherwise unenforceable, interest on late payments shall accrue at the highest enforceable rate.

     F. References in this Lease to "rent," "Rent," "rents," "Rents," "rental," "Rental," "rentals" and "Rentals" shall mean and include Minimum Annual Rent and additional rent. The Minimum Annual Rent is the minimum rental due and payable without prior demand, offset or deduction. No decrease in any additional rent for any period shall yield an offset or deduction in any other rental or for any other period. References in this Lease to Tenant being "in default" and/or Tenant's "breach" or "default" shall mean and include each and every default, breach, misfeasance, nonfeasance, non- payment, or any other failure of Tenant to perform any of its obligations hereunder. If Owner gives notice of default and Tenant seeks declaratory relief and Tenant's time to cure is extended pending the outcome of such declaratory judgment action, Tenant shall be deemed to be "in default" under this Lease during the pendency of such action for the purposes of those rights that are exercisable by Tenant only if it is not "in default". All of Tenant's obligations to pay rent, to indemnify Owner and to obtain insurance shall survive the expiration of the term or sooner termination of this Lease.

     G. Owner's managing agent, Et-Al Management Corp., may give notices, demands, invoices, statements and/or bills to Tenant in Owner's behalf; any such notice, statement, invoice, demand or bill shall be deemed to have been given by Owner.

     H. The provisions of this Article shall supplement (not limit) other provisions of this Lease pertaining to the same matters as this Article and related matters.

56.  Owner's Right of Entry
     ----------------------

     A. Tenant shall permit Owner to erect, use, maintain and repair pipes, cables, conduits, plumbing, vents and wiring in, to and through the Demised Premises, as and to the extent that Owner may now or hereafter deem to be necessary or appropriate for the proper operation and maintenance of the building of which the Demised Premises are a part. All such work shall be done, so far as practicable, in such manner as to avoid interference with Tenant's use of the Demised Premises, and as expeditiously as possible. The liability of Owner, if any, under this Article shall be limited to the prompt repair, at the sole cost and expense of Owner, of any damage caused to the Demised Premises by the Owner in the course of doing work under this paragraph.

     B. Upon providing forty-eight (48) hours advance written notice, Owner, or its agents or assignees, shall have the right to enter the Demised Premises during business hours for the purpose of making such repairs or alterations as Owner shall be required or shall have the right to make by the provision of this Lease. Owner shall attempt to do all such work at a time, and in a manner, that will not unreasonably inconvenience Tenant, significantly diminish Tenant's floor area or significantly disrupt Tenant's architectural layout. Owner shall be allowed to take all material into and upon the Demised Premises that may be required for repairs or alterations, without constituting an eviction of Tenant, in whole or in part, so long as any repair work by Owner is diligently prosecuted to completion. Owner shall also have the right, without prior written notice, to enter the Demised Premises at such other times as such entry may be required by circumstances of emergency affecting the

          Demised Premises or the building containing the same. In addition, Owner, or its agents or assignees, shall have the right to enter the Demised Premises upon Providing twenty-four (24) hours prior written notice during business hours for the purpose of inspecting the general condition and State of repair of the Premises and the showing of the Premises to any prospective purchaser or mortgagee, such entry and inspection to be conducted in a manner calculated to not unreasonably interfere with the operation of Tenant's business or its customers.


     C. The rights granted to Owner by the terms of this Article shall be deemed supplementary to the provisions set forth in Article 13 of the printed portion of this Lease.

57.  Suspension of Services
     ----------------------

     Anything in this Lease to the contrary notwithstanding, Owner reserves the right to suspend the service of any utilities, when necessary by reason of accident or of repairs, alterations or improvements necessary to be made in the Demised Premises or the building of which it is a part, until such repairs, alterations or improvements shall have been completed, and Owner shall have no responsibility or liability for such suspension of services, provided Owner proceeds with diligence and continuity to complete such repairs, alterations or improvements and uses its best efforts to restore such services as soon as practicable. The foregoing shall not be deemed to impose upon Owner any obligations for the furnishing of any service, maintenance or repair other than is specifically set forth in this Lease. Owner will provide 72 hours advance notice of any planned service suspension which is for regular maintenance purposes. No notice shall be required for emergency suspension of service resulting from an accident or other unanticipated event.

58.  Condemnation
     ------------

     A. If the whole of the Demised Premises shall be taken under the power of eminent domain of any public or private authority, then this Lease and the term thereof shall cease and terminate, as of the date of such taking and any unearned rent or other charges, if any, paid in advance, shall be refunded to Tenant.

     B. In the event that only a portion of the Demised Premises shall be taken under the power of eminent domain by any public or private authority, then this Lease and the term thereof shall continue in full force and effect, at option of either the Owner or the Tenant, provided, however, that Owner shall, at its expense forthwith restore what may remain of the Demised Premises to

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

          substantially the same condition as prior to the condemnation. There shall be a pro rata abatement of basic rent hereunder to the extent that the amount of floor space so taken compares to the amount of floor space prior to such condemnation, to compensate Tenant for its loss of use of such portion of the Demised Premises. The minimum rent reserved herein, and any other charges payable to Tenant hereunder, shall be suspended (provided Tenant is not then using the Demised Premises) for the period from the date of the taking until the remainder of the Demised Premises shall have been restored as aforesaid.

     C. Tenant shall not be entitled to any award for the loss of or loss in value of the leasehold, but only to an award for loss of or damage to its fixtures and/or equipment and to moving expenses, all to the extent allowed and solely in the event that such allowance does not, in any way, diminish the award to Owner. The respective damages to which Owner and Tenant are entitled by reason of any such taking shall be fixed and paid, respectively, to Owner and Tenant, as their interests appear, and in no event shall there be a merger of interest.

     D. Within fifteen (15) days after Owner receives written notice of any such taking or intention to take under power of eminent domain, Owner shall forward a copy thereof to Tenant.

59.  Damage or Destruction
     ---------------------

     A. If the Demised Premises shall be partially damaged by fire or other casualty, the damaged portions of the Demised Premises (but not Tenant's trade fixtures or personal property) shall be repaired by and at the expense of Owner (unless such fire or casualty resulted, in whole or in part, from any act or omission, whether negligent or otherwise, of Tenant or his agents, servants, contractors, employees, invitees, or assigns, in which case such repairs shall be at the cost and expense of Tenant), and the rent until such repairs shall be made shall be apportioned according to the part of the Demised Premises which is usable by Tenant. If Tenant shall have paid rent in advance, Owner shall repay to Tenant an amount equal to that portion of rent so paid in advance, payment of which is abated.

     B. If the Demised Premises are totally damaged or are rendered wholly untenantable by fire or other casualty, Owner shall, within sixty (60) days after such fire or other casualty, give Tenant written notice of Owner's election whether:

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

     1) To terminate this Lease and thereupon the term of this Lease shall expire by lapse of time upon the third (3rd) day after such notice is given, and Tenant shall vacate the Demised Premises and surrender the same to Owner. If Tenant shall not be in default under this Lease, or if any monetary default existing at the time of the giving of such a notice is cured in full within three (3) days after delivery of said notice, then upon the termination of this Lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent accruing subsequent to the fire or casualty shall cease and be apportioned as of the day following such fire or casualty, or

     2) To restore or rebuild the Demised Premises in character, layout, area and equipment (but not Tenant's trade fixtures or personal property) substantially equal to the premises damaged or destroyed immediately prior to such damage or destruction, and it is agreed that in such event, this Lease shall continue in full force and effect, but the rent, the additional rent, and all other payments and obligations of Tenant shall abate as of the date of such fire or other casualty, until the Demised Premises shall have been fully and completely restored or rebuilt by Owner and possession thereof shall have been delivered to Tenant.

          Should Owner elect to send Tenant written notice under subparagraph
          (1) of this Article 56B, and thereafter, within one (1) year of the giving of such notice, act nevertheless to restore or rebuild the Demised Premises in character, layout, area and equipment (but not Tenant's trade fixtures or personal property) substantially equal to the premises damaged or destroyed immediately prior to such damage or destruction, then and in such event, Owner agrees to give Tenant a thirty (30) day unilateral option to be exercised by Tenant in the method and manner otherwise set forth in this Lease, to resume occupancy for the remaining balance of the original lease term under all of the other terms and conditions set forth in this Lease.

C. Owner shall not be liable for reasonable delay under the foregoing subparagraphs A or B if such delay arises by reason of adjustment of insurance on the part of Owner and/or Tenant or the reasonable delay on account of any

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

          cause beyond the control of Owner or contractors employed by Owner, including, but not limited to strikes, labor disputes and shortages of material.

     D. Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law and of any law now in force or hereafter enacted which, in substance, provides for termination of a lease of real property by reason of destruction or untenantability of the Premises demised thereunder caused by fire or other casualty and agrees that the provisions of this Article 57 shall govern and control in lieu of any such provisions of law.

60.  Signs
     -----

     A. Tenant shall not, without Owner's prior written consent, place or install any sign on the exterior of the Demised Premises, or the building of which it is a part, or on the inner or outer faces of the windows or doors of the Demised Premises. Tenant shall be permitted to install and maintain, at its own cost and expense, an exterior sign, provided the same receives the prior approval of Owner as to dimensions, shape, design, size, color, wording, material of composition and location. Tenant agrees that any exterior sign approved by Owner shall not be installed until all approvals and permits are first obtained by Tenant from governmental agencies having jurisdiction thereover and that all fees payable in connection with such installation, maintenance and permits shall be paid by Tenant.

     B. Tenant shall not place in the windows or in any display or other area visible to public view from the outside of the Demised Premises any flashing, blinking or animated sign or one which otherwise has variations in the intensity of illumination without first obtaining Owner's prior written approval.

     C. Tenant shall not, after having obtained the approval of Owner, change or alter any sign in any respect whatsoever, including but not limited to size, material of composition or location, without first obtaining the prior written approval of Owner, except that Tenant may change the phraseology in a sign previously approved by Owner without additional approval.

     D. In the event that Owner shall deem it necessary to remove any sign of Tenant in order to make any repairs, alterations or improvements in, to or upon the Demised Premises, or the building of which it is a part, Owner

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

         shall have the right to do so, provided the same be removed and replaced at Owner's expense, promptly upon completion of such repair, alteration or improvements.


61.  Replacement of Plate Glass
     --------------------------

     Tenant Shall, at its own cost and expense, replace any and all plate or other glass damaged or broken from any cause whatsoever in and about the Demised Premises. Tenant shall, at its own cost and expense, either insure and keep insured all such glass in stock companies authorized to do business in the State of New York, naming the Owner as a party insured thereunder, or may act as a self-insurer for plate glass.


62.  Holdover by Tenant
     ------------------

     Tenant will have no right to remain in possession of all or any part of the Demised Premises after the expiration of the term. If Tenant remains in possession of all or any part of the Demised Premises after the end of said term, with the express or implied consent of Owner: (a) such tenancy will be deemed to be a periodic tenancy from month-to-month only; (b) such tenancy will not constitute a renewal or extension of this Lease for any further term; and (c) such tenancy may be terminated by Owner upon the earlier of thirty (30) days prior written notice or the earliest date permitted by law. In such event, monthly rent (the reasonable value of use and occupancy) will be increased to an amount equal to one-half (1/2) of the sum of the Minimum Annual Rent plus all additional rentals payable during the last year of the term, and any other sums due for additional rent under this Lease will be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy will be subject to every other term, condition and covenant contained in this Lease. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Owner to collect damages for Tenant's failure to vacate the Demised Premises after the expiration or sooner termination of this Lease. The provisions of this Article shall survive the expiration or sooner termination of this Lease. In the event a renewal lease is executed by all parties within ninety (90) days of the expiration date and all rent has been paid timely, the rent will be adjusted retroactively to the renewal rate.

63.  Broker
     ------

     Tenant and Owner covenant, warrant and represent to each other that neither has had any dealings with any real estate broker, agent or finder in consummating the Lease other than Sholom & Zuckerbrot Realty Corp./Alan Levy and that no conversation or prior negotiations were had with any individual or entity

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